Exhibit 99.1

Soulpower Acquisition Corporation (NYSE:SOUL) and SWB Holdings Amend Business Combination Agreement and Announce Adjustment to Asset Contributions

~ Anticipated Business Combination Now Expected to Close in Late Q2 or Q3 2026; Combined Company Pro Forma Valuation Currently Expected at Approximately $8.5 Billion ~

NEW YORK, NY – March 31 , 2026 - Soulpower Acquisition Corporation (NYSE:SOUL) (“Soulpower”), a financials-focused special purpose acquisition company, and SWB Holdings (“Pubco”), a newly established Cayman Islands exempted company formed to be the publicly listed holding company of SOUL WORLD BANK™ and affiliates through SWB LLC, today announced an adjustment to the asset contributions, including an additional asset contribution, as well as an amendment (the “BCA Amendment”) to the business combination agreement among Soulpower, Pubco, SWB LLC and certain other parties, originally announced on November 24, 2025 (as amended, the “Amended BCA”).

SWB and Soulpower agreed to a revised list of asset contributions, including the elimination of certain assets from the assets to be contributed shortly prior to the closing of the business combination contemplated by the Amended BCA (“Business Combination”), as well as the additional asset contribution of:

●	Uruguay Iron Mine – In connection with and immediately after the closing of the Business Combination, SWB LLC is expected to acquire two Uruguayan corporations that hold exclusive mining rights, comprising prospecting and exploration permits, over four strategic high-grade iron projects in the Department of Rivera, Uruguay, carrying conservative estimated resources of approximately 1,170 million tons of run-of-mine material. The parties intend to further amend the Amended BCA to take into account the structuring of this particular asset acquisition.

Following the closing of the Business Combination (the “Closing”), Pubco intends to consider potentially acquiring certain of the assets that are being excluded from the contributed assets taken into account in the Business Combination.

In the BCA Amendment, the parties agreed to certain clarifying and procedural updates, including updating the accounting treatment for transaction expenses, limiting the valuation attributed to the BVI banking license to only the amounts paid in equity, revising certain representations and making certain minor changes. The BCA Amendment will be filed by Soulpower on Form 8-K as Exhibit 2.1.

The BCA Amendment has been unanimously approved by both the board of directors of Soulpower, and its special committee of independent and disinterested directors.

Following the Business Combination and based on certain assumptions, Pubco’s pro-forma post-transaction combined company valuation (including after giving effect to the Uruguay Iron Mine acquisition as described above) is expected to be approximately $8.5 billion, based on the formulas set forth in the Amended BCA and the agreed upon valuation of Pubco’s shares at $10.00 per share, and assuming, among other things, no redemptions from Soulpower’s trust account by Soulpower shareholders. Additional disclosure regarding SWB’s initial asset contributions, and Pubco’s business plans and financial statements will be made available in a forthcoming proxy statement/prospectus to be disseminated to Soulpower shareholders. On December 30, 2025, Soulpower announced that Pubco has confidentially submitted a draft registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”). The Form S-4 is expected to be publicly filed with the SEC during Q2 2026.

The Business Combination is currently expected to close in late Q2 or Q3, 2026 and is subject to satisfaction of customary closing conditions, including approval by Soulpower’s shareholders and the other conditions to closing set forth in the Amended BCA.

Shares of Soulpower are expected to continue to trade on NYSE under the ticker “SOUL” until the Closing. Pubco will apply to list its Class A Ordinary Shares on the NYSE under the same ticker symbol SOUL following the Closing.

All operational milestones will be subject to the receipt of any required regulatory approvals and market factors. The SOUL WORLD BANK™ banking license transaction remains subject to BVI regulatory and Court approvals.

About Soulpower Acquisition Corporation

Soulpower Acquisition Corporation (NYSE: SOUL) is a publicly listed, financials-focused special purpose acquisition company that raised $250 million in its upsized initial public offering, which was underwritten by Cantor Fitzgerald in April 2025.

About SWB LLC

SWB LLC is a newly formed Cayman Islands company established to launch SOUL WORLD BANK™ and to acquire various assets to be contributed by third parties. SWB LLC is controlled by The Lafazan Brothers LLC. Justin Lafazan is managing member of The Lafazan Brothers LLC.

About Pubco

Pubco is a newly formed Cayman Islands company that upon the Closing is expected to be the publicly traded holding company of SOUL WORLD BANK™ and its affiliates. SWB LLC has applied for a general banking license for SOUL WORLD BANK™ from the British Virgin Islands (BVI) Financial Services Commission. Pubco expects that SOUL WORLD BANK™ will offer a suite of international financial services and operate as a licensed international financial institution. Pubco intends to launch with a large asset portfolio held directly or indirectly by SWB LLC, designed to provide both stable book value as well as an opportunity for asset tokenization and other financial engineering.

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Pubco, Soulpower and SWB LLC intend to publicly file with the SEC a registration statement on Form S-4, which will include a preliminary proxy statement of Soulpower and a prospectus with respect to Pubco’s securities (the “Proxy Statement/Prospectus”), following completion of the SEC’s review of the confidential submission. After the registration statement is declared effective, a definitive Proxy Statement/Prospectus will be mailed to Soulpower shareholders as of a record date to be established for voting on the proposed transaction.

This press release does not contain all of the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, THE PRELIMINARY AND DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC, as these documents will contain important information about Soulpower, SWB LLC, Pubco and the proposed business combination.

Once available, investors and security holders may obtain copies of these documents free of charge at the SEC’s website at www.sec.gov or by directing a request to: Soulpower Acquisition Corporation, SOUL@mzgroup.us.

Participants in the Solicitation

Soulpower, SWB LLC, Pubco and their respective directors, managers and executive officers may be deemed participants in the solicitation of proxies from Soulpower’s shareholders in connection with the proposed transaction. Information regarding the names of such persons and their interests in the proposed transaction will be included in the registration statement and Proxy Statement/Prospectus to be filed with the SEC.

No Offer or Solicitation

The information contained in this press release is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under applicable securities laws. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom.

Disclaimer

Past performance by Soulpower’s, SWB LLC’s or Pubco’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Soulpower’s, SWB LLC’s or Pubco’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Soulpower, SWB LLC or Pubco will, or are likely to, generate going forward.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” with respect to Soulpower, SWB LLC and Pubco. The expectations, estimates, and projections of the businesses of Soulpower, SWB LLC and Pubco may differ from their actual results and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “anticipate,” “intend,” “may,” “will,” “could,” “should,” “potential,” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements include, without limitation, expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and are subject, without limitation, to (i) known and unknown risks, including the risks and uncertainties indicated from time to time in the Soulpower IPO Prospectus, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Soulpower, SWB LLC or Pubco, including, without limitation, the registration statement on Form S-4; (ii) uncertainties; (iii) assumptions; and (iv) other factors beyond Soulpower’s, SWB LLC’s or Pubco’s’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. These forward-looking statements are neither statements of historical fact nor promises or guarantees of future performance. Therefore, actual results may differ materially and adversely from those expressed or implied in any forward-looking statements, and Soulpower, SWB LLC and Pubco therefore caution against placing undue reliance on any of these forward-looking statements.

Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination the Business Combination Agreement (the “BCA”); (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and the BCA; (3) the inability to complete the Business Combination, including due to the failure to obtain approval of the shareholders of Soulpower or other conditions to closing the Business Combination; (4) SWB LLC’s and Pubco’s ability to develop and manage their businesses, and the advantages and expected growth of SWB LLC and Pubco; (5) the cash position of SWB LLC and Pubco following Closing; (6) the inability to obtain or maintain the listing of Pubco’s securities on a stock exchange following the Closing; (7) the risk that the announcement and pendency of the Business Combination disrupts SWB LLC’s and Pubco’s current plans and operations; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Pubco and SWB LLC to develop and manage growth profitably and source and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws and regulations or political and economic developments; (11) the possibility that Pubco or SWB LLC may be adversely affected by other economic, business and/or competitive factors; (12) Soulpower’s, SWB LLC’s and Pubco’s estimates of expenses and profitability; (13) the amount of redemptions by Soulpower’s public shareholders; (14) the possibility that contractual counterparties that have committed to providing assets to SWB LLC in connection with the Business Combination may not fulfil their obligations to SWB LLC or that SWB LLC may determine to terminate such agreements due to additional concerns identified in SWB LLC’s diligence prior to the Closing or if the final independent third-party valuation of any such assets are less than SWB LLC’s valuation of such assets, (15) the possibility that asset managers and other service providers to SWB LLC may not fulfil their obligations following the Business Combination; (16) regulatory matters involving SOUL WORLD BANK ™ and the other businesses and operations to be conducted by Pubco following the Business Combination, and (17) other risks and uncertainties included in the “Risk Factors” section of the Soulpower IPO Prospectus, the registration statement on Form S-4 and other documents filed or to be filed with the SEC by Soulpower, SWB LLC and Pubco. Many of these factors are outside of the control of Soulpower, SWB LLC, and Pubco and are difficult to predict. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Soulpower, SWB LLC and Pubco do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

Contacts

Investor Relations

SOUL@mzgroup.us

Soulpower

Justin Lafazan, Chairman & CEO

Justin@soulworldbank.com